UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2018

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 amends and restates the Current Report on Form 8-K filed on August 7, 2018 by SYNNEX Corporation to update the legends contained therein.

Item 1.01	Entry into a Material Definitive Agreement.

Amendment of a Material Definitive Agreement

On August 7, 2018, SYNNEX Corporation (“SYNNEX”) entered into an amendment to its Credit Agreement, initially dated as of November 27, 2013 (as amended from time to time, the “Credit Agreement”), with the lenders party thereto, Bank of America, N.A., as administrative agent, and certain United States subsidiaries of SYNNEX, as guarantors (the “Credit Agreement Amendment”). Among other things, the Credit Agreement Amendment amends the Credit Agreement by:

•	permitting SYNNEX to incur up to $1,800 million of additional secured indebtedness in connection with the acquisition of Convergys Corporation (“Convergys”);

•	permitting SYNNEX to assume indebtedness of Convergys in respect of its outstanding convertible debentures;

•

increasing the amount of incremental commitments for revolving loans or term loans SYNNEX is capable of requesting, such that the aggregate amount of all such increases will not exceed $500 million, plus an amount such that SYNNEX’ Consolidated First Lien Leverage Ratio (as defined in the Credit Agreement) on a pro forma basis, is not greater than 2.75 to 1.00; and

•

increasing the maximum Consolidated Leverage Ratio (as defined in the Credit Agreement) that SYNNEX is required to maintain from 4.00 to 1.00 to 4.25:1.00, but only from and after the first fiscal quarter ending after the closing of the Convergys acquisition through and including the fifth full fiscal quarter ending after the closing of the Convergys acquisition; such that from and after the sixth full fiscal quarter ending after the closing of the Convergys acquisition the maximum Consolidated Leverage Ratio that SYNNEX is required to maintain would return to 4.00 to 1.00.

With the exception of the first bullet set forth above, the modifications to the Credit Agreement set forth in the Credit Agreement Amendment will not become effective unless and until the closing of the Convergys acquisition occurs. In addition, if the closing of the Convergys acquisition does not occur on or prior to December 28, 2018 (which may be extended to March 28, 2019 in certain circumstances), the Credit Agreement Amendment will terminate and be of no further force and effect.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the full text of the Credit Agreement Amendment which is attached hereto and filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 8.01	Other Events.

As a result of the entry into the Credit Agreement Amendment as described in Item 1.01 above, the $1,770 million commitment with respect to “Tranche B of the Bridge Facility” under SYNNEX’ Commitment Letter, dated as of June 28, 2018, by and among SYNNEX, JPMorgan Chase Bank, N.A., Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (filed as exhibit 10.1 to the Form 8-K filed by SYNNEX on July 2, 2018), was reduced to zero.

Additional Information and Where to Find It

In connection with the proposed transaction between SYNNEX and Convergys, SYNNEX and Convergys will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a SYNNEX registration statement on Form S-4 that will include a joint proxy statement of SYNNEX and Convergys that also constitutes a prospectus of SYNNEX, and a definitive joint proxy statement/prospectus will be mailed to stockholders of SYNNEX and shareholders of Convergys. INVESTORS AND SECURITY HOLDERS OF SYNNEX and CONVERGYS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by SYNNEX or Convergys through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SYNNEX will be available free of charge within the Investors section of SYNNEX’ website at http://ir.synnex.com or by contacting SYNNEX’ Investor Relations Department at 510-668-8436. Copies of the documents filed with the SEC by Convergys will be available free of charge on Convergys’s website at http://investor.convergys.com/ or by contacting Convergys’s Investor Relations Department at (513) 723-7768.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

SYNNEX, Convergys, and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SYNNEX is set forth in its Annual Report on Form 10-K for the year ended November 30, 2017, which was filed with the SEC on January 26, 2018, and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on February 22, 2018. Information about the directors and executive officers of Convergys is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 21, 2018, and its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 16, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Forward-Looking Statements

DISCLOSURE NOTICE: This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 related to SYNNEX Corporation (“SYNNEX”), Convergys Corporation (“Convergys”) and the proposed acquisition of Convergys by SYNNEX. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Convergys, SYNNEX or the combined company. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could and should and the negative of these terms or other similar expressions. Forward-looking statements in this document include, among other things, statements about the effectiveness of the Credit Agreement Amendment and expectations with respect to the proposed acquisition and filings related thereto. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory and shareholder approvals) in the anticipated timeframe or at all; the risk of litigation and/or regulatory actions related to the proposed acquisition; and other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to SYNNEX and Convergys can be found in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Neither SYNNEX nor Convergys assumes any obligation to update the forward-looking statements contained in this document as the result of new information or future events or developments.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Tenth Amendment to Credit Agreement, dated as of August 7, 2018, by and among SYNNEX, the subsidiaries of SYNNEX named therein, the lenders signatories thereto from time to time, and Bank of America, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2018	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary